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                                                                                                         EXHIBIT 11
                                                             MRL, INC.
                                          COMPUTATION OF WEIGHTED AVERAGE NUMBER OF SHARES

                                                         FISCAL 1996 PERIOD

                                                                          DAYS
                                                                          MAIN-                          WEIGHTED
                                     DATE           BALANCE              TAINED      SHARE DAYS          AVERAGE

Common shares
outstanding                       08/01/95         2,685,694                92       247,083,848

Weighted average
number of shares,
three months ended
October 31, 1995                                                                                         2,685,694
                                                                                                         =========

Common shares
outstanding                       02/01/95         2,585,694                41       106,013,454
                                  03/14/95         2,685,694               232       623,081,008
                                                                           ---       -----------
                                                                           273       729,094,462

Weighted average
number of shares,
nine months ended
October 31, 1995                                                                                         2,670,676
                                                                                                         =========

                                                         FISCAL 1995 PERIOD
Common shares
outstanding                       08/01/94         2,585,694                92       237,883,848

Weighted average
number of shares,
three months ended
October 31, 1994                                                                                         2,585,694
                                                                                                         =========

Common shares
outstanding                       02/01/94         2,585,694               273       705,894,462



Weighted average
number of shares,
nine months ended
October 31, 1994                                                                                         2,585,694
                                                                                                         =========
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